Wireless Fund

Supplement dated May 1, 2009
to the Prospectus and Statement of Additional Information
dated August 1, 2008

In response to new Federal Trade Commission regulations related to the prevention of identity theft, effective May 1, 2009, the Fund will no longer make redemption checks payable to anyone other than (1) the shareholder(s) of record, or (2) a financial intermediary for the benefit of the shareholder(s) of record.